                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

Filed by the Co-Registrants [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement   [ ] Confidential, for Use of the Com-
                                                    mission Only (as permitted
                                      by
                                                    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          VAN KAMPEN HIGH INCOME TRUST
                        VAN KAMPEN HIGH INCOME TRUST II
                  VAN KAMPEN INVESTMENT GRADE MUNICIPAL TRUST
                           VAN KAMPEN MUNICIPAL TRUST
                 VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST
                  VAN KAMPEN NEW YORK QUALITY MUNICIPAL TRUST
                VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST
                   VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST
                    VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST
                    VAN KAMPEN TRUST FOR INSURED MUNICIPALS
                VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS
          VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS
           VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS
         VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS
            VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS
          VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS
                  VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST
            VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST
                    VAN KAMPEN VALUE MUNICIPAL INCOME TRUST
                  VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST
             VAN KAMPEN MASSACHUSETTS VALUE MUNICIPAL INCOME TRUST
                VAN KAMPEN NEW YORK VALUE MUNICIPAL INCOME TRUST
               VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST
              VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST
                     VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST
                   VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II
                 VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II
                    VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST
                  VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST
                       VAN KAMPEN MUNICIPAL INCOME TRUST
                     VAN KAMPEN CALIFORNIA MUNICIPAL TRUST
                         VAN KAMPEN SENIOR INCOME TRUST
                              VAN KAMPEN BOND FUND
                            VAN KAMPEN INCOME TRUST

            (Names of Co-Registrants as Specified in Their Charters)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed per Exchange Act Rules 14a-6(i)(1) and 0-11.

[ ] Fee paid previously with preliminary materials.

                                --  MAY 2001  --
--------------------------------------------------------------------------------
                                IMPORTANT NOTICE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 TO VAN KAMPEN
                          CLOSED-END FUND SHAREHOLDERS
--------------------------------------------------------------------------------

                                                             QUESTIONS & ANSWERS

---------------------------------------
   Although we recommend that you read the complete proxy statement, for your convenience, we've provided a brief overview of the issues to be voted on.
---------------------------------------
Q      WHY IS A SHAREHOLDER
       MEETING BEING HELD?
A      Because each Van Kampen
closed-end fund is traded on a nationally recognized stock exchange and is required to hold an annual meeting of shareholders.
Q      WHAT PROPOSAL WILL BE
       VOTED ON?
A      You are being asked to elect
nominees for the Board of Trustees.
Q      WILL MY VOTE MAKE
       A DIFFERENCE?
A      Yes! Your vote is important
and will make a difference in the developments of your fund(s), no matter how many shares you own.
Q      HOW DOES THE BOARD OF
       TRUSTEES RECOMMEND THAT I VOTE?
A      They recommend that you
vote "For All" of the nominees on the enclosed proxy card.
Q      WHY DOES THE PROXY
       STATEMENT LIST SEVERAL CLOSED-END FUNDS?
A      The funds have a similar
proposal and it is cost-efficient to have a joint proxy statement and one meeting.
Q      WHERE DO I CALL FOR
       MORE INFORMATION?
A      Please call Van Kampen
Investor Services at 1-800-341-2929 from 7:30 a.m. to 5:00 p.m. Central time, Monday through Friday.

                              ABOUT THE PROXY CARD
--------------------------------------------------------------------------------

Please vote on each issue using blue or black ink to mark an X in one of the boxes provided on the proxy card.

ELECTION OF TRUSTEES - mark "For All," "Withhold" or "For All Except."

To withhold authority to vote for any one or more individual nominee(s), check "For All Except" and write the nominee's name in the line below.

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.


[ ]  PLEASE MARK
 X   VOTES AS IN
     THIS EXAMPLE

                                VAN KAMPEN XXXXX
                      JOINT ANNUAL MEETING OF SHAREHOLDERS
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                                             FOR ALL
                          FOR ALL  WITHHOLD  EXCEPT
1.   Authority to vote      [ ]      [ ]       [ ]    2.   To transact such other business as may properly
     for the election as                                   come before the Meeting.
     Class X Trustees
     the nominees named
     below:

XXXXXXXXX, XXXXXXXXX, XXXXXXXXX

     To withhold authority to vote for any one or more
     individual nominee check "For All Except" and write
     the
     nominee's name on the line below.
     ----------------------------------

Please be sure to sign and date this Proxy, Date

Shareholder sign here       Co-owner sign here

 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                   SAMPLE

                          VAN KAMPEN CLOSED-END FUNDS

                         1 PARKVIEW PLAZA, PO BOX 5555
                     OAKBROOK TERRACE, ILLINOIS 60181-5555
                            TELEPHONE (800) 341-2929

                 NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD JUNE 27, 2001

  Notice is hereby given to the holders of common shares of beneficial interest ("Common Shares") and, where applicable, the holders of preferred shares of beneficial interest (the "Preferred Shares") of each of the Van Kampen Closed-End Funds listed on Annex A (the "Funds") to the attached Proxy Statement that a Joint Annual Meeting of the Shareholders of the Funds (the "Meeting") will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 27, 2001, at 3:00 p.m., for the following purposes:

1.   To elect trustees in the following manner:
     A. With respect to VKL and VIN, to elect two Class I trustees by the holders of the Common Shares of each Fund.
        Each elected trustee will serve for a three year term or until a successor shall have been duly elected and qualified.
     B. With respect to VIG, VKV, VCV, VMV, VNV, VOV, VPV, VKS,
        VOT and VKI, to elect two Class II trustees, one by the holders of the Common Shares of each Fund and one by the holders of the Preferred Shares of the Fund. The Common
        Shares and the Preferred Shares of each Fund will vote as separate classes. Each elected trustee will serve for a three year term or until a successor shall have been duly elected and qualified.
     C. With respect to VGM, VIM, VIC, VTF, VTJ, VTN, VTP, VMO,
        VKA, VAP, VKQ, VQC, VFM, VOQ, VNM, VPQ, VMT, VKC, VLT and
        VIT, to elect three Class III trustees, two by the holders of the Common Shares of each Fund and one by the holders of the Preferred Shares of each Fund. The Common
        Shares and the Preferred Shares of each Fund will vote as separate classes. Each elected trustee will serve for a three year term or until a successor shall have been duly elected and qualified.

           D. With respect to VVR and VBF, to elect three Class III trustees by the holders of the Common Shares of each Fund. Each elected trustee will serve for a three year term or until a successor shall have been elected and qualified.
2.         To transact such other business as may properly come before the Meeting.

  Holders of record of the Common Shares and, where applicable, Preferred Shares of each Fund at the close of business on May 1, 2001 are entitled to notice of, and to vote at, the Meeting and any adjournment thereof.

                                    By order of the Board of Trustees

                                    A. THOMAS SMITH III,
                                    Vice President and Secretary
May 15, 2001

  EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT (AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF
ANY) TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE RESPECTIVE FUND BY CALLING 1-800-341-2929 OR BY WRITING TO THE RESPECTIVE FUND AT 1 PARKVIEW PLAZA, PO BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555.

  SHAREHOLDERS OF THE FUNDS ARE INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD WITH RESPECT TO EACH FUND IN WHICH YOU WERE A SHAREHOLDER AS OF THE RECORD DATE, DATE AND SIGN SUCH PROXY CARD(S), AND RETURN IT (THEM) IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY.

  The Board of Trustees of each Fund recommends that you cast your vote:

  - FOR ALL of the nominees for the Board of Trustees of each Fund listed in the Proxy Statement.

                            YOUR VOTE IS IMPORTANT.
                   PLEASE RETURN YOUR PROXY CARD(S) PROMPTLY
                       NO MATTER HOW MANY SHARES YOU OWN.

                                PROXY STATEMENT

                          VAN KAMPEN CLOSED-END FUNDS

                         1 PARKVIEW PLAZA, PO BOX 5555
                     OAKBROOK TERRACE, ILLINOIS 60181-5555
                            TELEPHONE (800) 341-2929

                      JOINT ANNUAL MEETING OF SHAREHOLDERS

                                 JUNE 27, 2001

  This Proxy Statement is furnished in connection with the solicitation by the respective Board of Trustees (the "Trustees" or the "Board") of each of the Van Kampen Closed-End Funds listed on Annex A to this Proxy Statement (the "Funds") of proxies to be voted at a Joint Annual Meeting of Shareholders of the Funds, and all adjournments thereof (the "Meeting"), to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 27, 2001, at 3:00 p.m. The Meeting will be an annual meeting for each Fund. The approximate mailing date of this Proxy Statement and accompanying form of proxy is May 22, 2001.

  Participating in the Meeting are holders of common shares of beneficial interest (the "Common Shares") and, where applicable, the holders of preferred shares of beneficial interest (the "Preferred Shares") of each of the Funds as set forth in Annex A to this Proxy Statement. The Common Shares and the Preferred Shares of the Funds sometimes are referred to herein collectively as the "Shares." The Meeting is scheduled as a joint meeting of the shareholders of the Funds because the shareholders of the Funds are expected to consider and vote on a similar matter. The Boards of Trustees have determined that the use of a joint proxy statement for the Meeting is in the best interest of the shareholders of each of the Funds. In the event that a shareholder of any Fund present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of the meeting of such Fund to a time immediately after the Meeting so that such Fund's meeting may be held separately, the persons named as proxies will vote in favor of the adjournment.

  Annex A lists the abbreviated name and stock symbol by which the Funds sometimes are referred to in this proxy statement. Please refer to Annex A for any questions you may have regarding whether your Fund is participating at the Meeting, defined terms relating to the Funds and abbreviated Fund names.

  The Board has fixed the close of business on May 1, 2001 as the record date (the "Record Date") for the determination of holders of Shares of each Fund entitled to vote at the Meeting. The number of issued and outstanding Common Shares and, where applicable, Preferred Shares of each Fund as of the Record Date is shown in Annex B to this Proxy Statement.

  The following table summarizes the proposal to be presented at the Meeting for the Funds and the shareholders entitled to vote with respect to the proposal.

                 PROPOSAL/AFFECTED FUNDS                   AFFECTED SHAREHOLDERS
                 -----------------------                   ---------------------
1.    ELECTION OF TRUSTEES:
(a)   With respect to VKL and VIN to elect two Class I
      trustees
      -- two trustees by holders of Common Shares          Common Shares
(b)   With respect to VIG, VKV, VCV, VMV, VNV,
      VOV, VPV, VKS, VOT and VKI, to elect two
      Class II trustees
      -- one trustee by holders of Common Shares           Common Shares
      -- one trustee by holders of Preferred Shares        Preferred Shares
(c)   With respect to VGM, VIM, VIC, VTF, VTJ, VTN, VTP,
      VMO, VKA, VAP, VKQ, VQC, VFM, VOQ, VNM, VPQ, VMT,
      VKC, VLT and VIT, to elect three Class III trustees
      -- two trustees by holders of Common Shares          Common Shares
      -- one trustee by holders of Preferred Shares        Preferred Shares
(d)   With respect to VVR and VBF, to elect three
      Class III trustees
      -- three trustees by holders of Common Shares        Common Shares

  EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT (AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF
ANY) TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE RESPECTIVE FUND BY CALLING 1-800-341-2929 OR BY WRITING TO THE RESPECTIVE FUND AT 1 PARKVIEW PLAZA, PO BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555.

VOTING

  Shareholders of a Fund on the Record Date are entitled to one vote per Share with respect to any proposal submitted to the shareholders of the Fund, with no Share having cumulative voting rights. The voting requirement for passage of a particular proposal depends on the nature of the proposal.

  With respect to Proposal 1, holders of Common Shares and Preferred Shares, where applicable, will vote as separate classes for the respective nominee(s) to be elected by such class of Shares. The affirmative vote of a plurality of the Common Shares of a Fund present at the Meeting in person or by proxy is required to elect each nominee for Trustee of such Fund designated to be elected by the holders of the Common Shares of such Fund. The affirmative vote of a plurality of the Preferred Shares of a Fund present at the Meeting in person or by proxy is required to elect each nominee for Trustee of such Fund designated to be elected by the holders of the Preferred Shares of such Fund. Election by plurality means those persons who receive the highest number of votes cast "FOR" up to the total number of persons to be elected as trustees at the Meeting shall be elected.

  The Board of Trustees of each Fund recommends that you cast your vote:

  - FOR ALL of the nominees for the Board of Trustees of each Fund listed in the proxy statement.

  An unfavorable vote on a proposal by the shareholders of one Fund will not affect the implementation of such a proposal by another Fund, if the proposal is approved by the shareholders of the other Fund. An unfavorable vote on a proposal by the shareholders of a Fund will not affect such Fund's implementation of other proposals that receive a favorable vote. There is no cumulative voting with respect to the election of Trustees.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "FOR" each proposal as to which it is entitled to vote. Abstentions and broker non-votes (i.e., where a nominee, such as a broker, holding shares for beneficial owners indicates that instructions have not been received from the beneficial owners and the nominee does not exercise discretionary authority) are not treated as votes "FOR" a proposal. With respect to Proposal 1, abstentions and non-votes are disregarded since only votes "FOR" are considered in a plurality voting requirement. A majority of the outstanding Shares of a Fund entitled to vote must be present in person or by proxy to have a quorum for such Fund to conduct business at the Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.

  Shareholders who execute proxies may revoke them at any time before they are voted by filing with the respective Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

  The Funds know of no business other than that mentioned in Proposal 1 of the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposals with respect to one or more Funds or proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting of the concerned Fund with respect to such proposal to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

INVESTMENT ADVISER

  Van Kampen Investment Advisory Corp. ("Advisory Corp.") serves as investment adviser to each Fund, except VBF and VIN. Van Kampen Asset Management Inc. ("Asset Management") serves as investment adviser to VBF and VIN. Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The principal business address of the Advisers is 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. The Advisers are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen"). Van Kampen is one of the nation's largest investment management companies, with more than $81 billion in assets under management or supervision, as of March 31, 2001. With roots in money management dating back to 1927, Van Kampen has helped more than four generations of investors achieve their financial goals. Headquartered in the Chicagoland area, Van Kampen is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("Morgan Stanley").

OTHER SERVICE PROVIDERS

  Each Fund, except VBF, VIN, VVR, VKL, VMT, VKC, VIG, VLT and VIT, has entered into an administration agreement between such Fund and Van Kampen Funds Inc. (in such capacity, the "Administrator"). The Administrator's principal business address is 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. The Administrator is a wholly owned subsidiary of Van Kampen. VVR has entered into an administration agreement between such Fund and Van Kampen. With respect to VKS, the Administrator has engaged Mitchell Hutchins Asset Management Inc. to act as a sub-administrator (the "Sub-Administrator"). The Sub-Administrator's principal place of business is 1285 Avenue of the Americas, New York, New York 10019. With respect to VKL, Advisory Corp. and the Fund have entered into an administration agreement with Princeton Administrators, L.P. ("Princeton") for the provision of certain administrative services. Princeton's principal place of business is 800 Scudders Mill Road, Plainsboro, New Jersey 08536. Each Fund, except VBF and VIN, has entered into an accounting services agreement with Advisory Corp. and a legal services agreement with Van Kampen. Van Kampen's principal business address is 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Each of VMT, VKC, VIG, VLT and VIT has also entered into a support services agreement with Van Kampen Funds Inc.

------------------------------------------------------------------------------
PROPOSAL 1: ELECTION OF TRUSTEES
------------------------------------------------------------------------------

  Trustees are to be elected by the Shareholders at the Meeting in the following manner:

         (a) With respect to VKL and VIN, two Class I Trustees are to be elected at the Meeting by the Shareholders to serve until the later of each respective Fund's Annual Meeting of Shareholders in 2004 or until their successors have been duly elected and qualified. Holders of Common Shares, voting as a separate class, will vote with respect to the two Class I nominees, David C. Arch and Howard J Kerr, designated to be elected by the holders of Common Shares. An affirmative vote of a plurality of the Common Shares of each Fund, voting as a separate class, present at the Meeting in person or by proxy is required to elect the respective nominees. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of the respective nominees listed below unless the proxy is marked otherwise.

         (b) With respect to VIG, VKV, VCV, VMV, VNV, VOV, VPV, VKS, VOT and VKI, two Class II Trustees are to be elected at the Meeting by the Shareholders to serve until the later of each respective Fund's Annual Meeting of Shareholders in 2004 or until their successors have been duly elected and qualified. Holders of Common Shares, voting as a separate class, will vote with respect to the one Class II nominee, Wayne W. Whalen, designated to be elected by the holders of Common Shares. Holders of Preferred Shares, voting as a separate class, will vote with respect to the one Class II nominee, Rod Dammeyer, designated to be elected by the holders of Preferred Shares. An affirmative vote of a plurality of the Common Shares of each Fund and a plurality of the Preferred Shares of each Fund, each voting as a separate class, present at the Meeting in person or by proxy is required to elect the respective nominees. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of the respective nominees listed below unless the proxy is marked otherwise.

         (c) With respect to VGM, VIM, VIC, VTF, VTJ, VTN, VTP, VMO, VKA, VAP, VKQ, VQC, VFM, VOQ, VNM, VPQ, VMT, VKC, VLT and VIT, three Class III Trustees are to be elected at the Meeting by the Shareholders to serve until the later of each respective Fund's Annual Meeting of Shareholders in 2004 or until their successors have been duly elected and qualified. Holders of Common Shares, voting as a separate class, will vote with respect to the two Class III nominees, Richard F. Powers, III and Hugo F. Sonnenschein, designated to be elected by the holders of Common Shares. Holders of Preferred Shares, voting as a separate class, will vote with respect to the one Class III nominee, Theodore A. Myers, designated to be elected by the holders of Preferred Shares. An affirmative vote of a plurality of the Common Shares of each Fund and a plurality of the Preferred Shares of each Fund, each voting as a separate class, present at the Meeting in person or by proxy is required to elect the respective nominees. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of the respective nominees listed below unless the proxy is marked otherwise.

         (d) With respect to VVR and VBF, three Class III trustees are to be elected at the Meeting by Shareholders to serve until the later of each respective Fund's Annual Meeting of Shareholders in 2004 or until their successors have been duly elected and qualified. Holders of Common Shares, voting as a separate class, will vote with respect to the three Class III nominees, Theodore A. Myers, Richard F. Powers, III and Hugo
         F. Sonnenschein, designated to be elected by the holders of Common Shares. An affirmative vote of a plurality of the Common Shares of each Fund, voting as a separate class, present at the Meeting in person or by proxy is required to elect the respective nominees. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of the respective nominees listed below unless the proxy is marked otherwise.

  Each of the Trustees has served as a member of the Board of Trustees since his initial election or appointment to the Board of Trustees as set forth on Annex C to this Proxy Statement.

  The Declaration of Trust of each Fund provides that the Board of Trustees shall consist of Trustees divided into three classes, the classes to be as nearly equal in number as possible. For each Fund, the Trustees of only one class are elected at each annual meeting so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three-year period. This type of classification may prevent replacement of a majority of Trustees for a particular Fund for up to a two-year period. The foregoing is subject to the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), applicable state law based on the state of organization of each Fund, each Fund's Declaration of Trust and each Fund's Bylaws.

  With respect to each of the Funds with outstanding Preferred Shares, pursuant to the 1940 Act, as long as any Preferred Shares are outstanding, the holders of Preferred Shares will, voting as a separate class, elect two of the Trustees of the Fund. Mr. Dammeyer is currently the Class II Trustee designated to be elected by the holders of the Preferred Shares. Mr. Myers is currently the Class III Trustee designated to be elected by the holders of the Preferred Shares.

  All nominees have consented to being named in this proxy statement. With respect to each of the Funds, each of the nominees has agreed to serve as a Trustee if elected; however, should any nominees become unable or unwilling to accept nomination or election, the proxies will be voted for one or more substitute nominees designated by the present Board of Trustees of each Fund.

  The following sets forth the names, addresses, ages, principal occupations and other information regarding the Trustee nominees.

                                               PRINCIPAL OCCUPATIONS
      NAME, ADDRESS AND AGE                OR EMPLOYMENT IN PAST 5 YEARS
      ---------------------                -----------------------------
David C. Arch(1)..................  Mr. Arch is Chairman and Chief Executive
1800 Swift Drive                    Officer of Blistex Inc., a consumer health
Oak Brook, IL 60523                 care products manufacturer, and former
  Age: 55                           Director of the World Presidents
                                    Organization-Chicago Chapter. Mr. Arch is
                                    also a Trustee or Managing General Partner
                                    of other investment companies advised by
                                    Asset Management and Advisory Corp.

Rod Dammeyer(2)...................  Mr. Dammeyer is President of CAC, llc., a
CAC, llc.                           private company offering capital investment
676 North Michigan Ave.             and management advisory services. Mr.
Suite 2800                          Dammeyer is a member of the Board of
Chicago, IL 60611                   Directors of TeleTech Holdings Inc.,
  Age: 60                           Stericycle, Inc., GATX Corporation, and
                                    Antec Corporation. Prior to February 2001,
                                    Mr. Dammeyer was Vice Chairman and Director
                                    of Anixter International, Inc. and IMC
                                    Global Inc. Prior to July 2000, Mr. Dammeyer
                                    was a Managing Partner of Equity Group
                                    Corporate Investment (EGI), a company that
                                    makes private investments in other
                                    companies, and Mr. Dammeyer was a member of
                                    the Board of Directors of Allied Riser
                                    Communications Corp., Matria Healthcare
                                    Inc., Transmedia Networks, Inc., CNA Surety,
                                    Corp. and Grupo Azcarero Mexico (GAM). Prior
                                    to April 1999, Mr. Dammeyer was a Director
                                    of Metal Management, Inc. Prior to 1998, Mr.
                                    Dammeyer was a Director of Lukens, Inc.,
                                    Capsure Holdings Corp., Revco D.S., Inc.,
                                    the Chase Manhattan Corporation National
                                    Advisory Board and Sealy, Inc. Prior to
                                    1997, Mr. Dammeyer was President, Chief
                                    Executive Officer and a Director of Great
                                    American Management & Investment, Inc., a
                                    diversified manufacturing company, and a
                                    Director of Falcon Building Products, Inc.
                                    Mr. Dammeyer is also a Trustee or Managing
                                    General Partner of other investment
                                    companies advised by Asset Management and
                                    Advisory Corp.

                                               PRINCIPAL OCCUPATIONS
      NAME, ADDRESS AND AGE                OR EMPLOYMENT IN PAST 5 YEARS
      ---------------------                -----------------------------
Howard J Kerr(1)..................  Mr. Kerr is a Director of Canbra Foods,
736 North Western Ave.              Ltd., a Canadian oilseed crushing, refining,
P.O. Box 317                        processing and packaging operation, and the
Lake Forest, IL 60045               Marrow Foundation. Prior to 1998, Mr. Kerr
  Age: 65                           was the President and Chief Executive
                                    Officer of Pocklington Corporation, Inc., an
                                    investment holding company. Mr. Kerr is a
                                    Trustee or Managing General Partner of other
                                    investment companies advised by Asset
                                    Management and Advisory Corp.

Theodore A. Myers(3)..............  Mr. Myers is a financial consultant and is a
550 Washington Avenue               Director of Met Life Investors (formerly
Glencoe, IL 60022                   known as COVA Financial Life Insurance).
  Age: 70                           Prior to 1998, Mr. Myers was a Senior
                                    Financial Advisor (and, prior to 1997, an
                                    Executive Vice President, Chief Financial
                                    Officer and Director) of Qualitech Steel
                                    Corporation, a producer of high quality
                                    engineered steels for automotive,
                                    transportation and capital goods industries.
                                    Prior to 1997, Mr. Myers was a Director of
                                    McLouth Steel and a member of the Arthur
                                    Andersen Chief Financial Officer Advisory
                                    Committee. Mr. Myers is also a Trustee or
                                    Managing General Partner of other investment
                                    companies advised by Asset Management and
                                    Advisory Corp.

Richard F. Powers, III(3)*........  Mr. Powers is Chairman, Director, President
1 Parkview Plaza                    and Chief Executive Officer of Van Kampen
Oakbrook Terrace, IL 60181          and Chairman, Director and Chief Executive
  Age: 55                           Officer of Asset Management, Advisory Corp.,
                                    Van Kampen Advisors Inc., Van Kampen
                                    Management Inc. and Van Kampen Funds Inc.
                                    and serves as Director or Officer of certain
                                    other subsidiaries of Van Kampen. Mr. Powers
                                    is Chief Sales and Marketing Officer of
                                    Morgan Stanley Investment Management. Mr.
                                    Powers is also Chairman of the Board,
                                    Trustee and President of each of the funds
                                    in the Fund Complex (defined below) and
                                    Trustee/Director of other funds advised by
                                    the Advisers or their affiliates. Prior to
                                    May 1998, Mr. Powers was Executive Vice
                                    President and Director of Marketing of
                                    Morgan Stanley Dean Witter & Co. and
                                    Director of Dean Witter Discover & Co. and
                                    Dean Witter Realty. Prior to 1996, Mr.
                                    Powers was Director of Dean Witter Reynolds
                                    Inc.

                                               PRINCIPAL OCCUPATIONS
      NAME, ADDRESS AND AGE                OR EMPLOYMENT IN PAST 5 YEARS
      ---------------------                -----------------------------
Hugo F. Sonnenschein(3)...........  Mr. Sonnenschein is President Emeritus and
5801 South Ellis Avenue             Honorary Trustee of the University of
Suite 502                           Chicago and the Hutchinson Distinguished
Chicago, IL 60637                   Professor in the Department of Economics at
  Age: 60                           the University of Chicago. Prior to July
                                    2000, Mr. Sonnenschein was President of the
                                    University of Chicago. Mr. Sonnenschein is a
                                    member of the Board of Trustees of the
                                    University of Rochester and a member of its
                                    investment committee. Mr. Sonnenschein is a
                                    member of the National Academy of Sciences,
                                    the American Philosophical Society, and a
                                    fellow of the American Academy of Arts and
                                    Sciences. Mr. Sonnenschein is also a Trustee
                                    or Managing General Partner of other
                                    investment companies advised by Asset
                                    Management and Advisory Corp.

Wayne W. Whalen(2)*...............  Mr. Whalen is a Partner in the law firm of
333 West Wacker Drive               Skadden, Arps, Slate, Meagher & Flom
Chicago, IL 60606                   (Illinois), legal counsel to certain
  Age: 61                           open-end and closed-end investment companies
                                    advised by Asset Management and Advisory
                                    Corp. Mr. Whalen is a Trustee, Director or
                                    Managing General Partner of other funds
                                    advised by Asset Management and Advisory
                                    Corp.

------------------------------------------------------------------------------

* Such Trustees are "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Powers is an interested person of the Advisers and the Funds by reason of his positions with the Advisers. Mr. Whalen is an interested person of the Funds by reason of his firm acting as legal counsel for the Funds.

(1) Class I Trustee.

(2) Class II Trustee.

(3) Class III Trustee.

MEETINGS AND COMMITTEES

  During the fiscal year ended December 31, 2000, the Board of Trustees of VIN, VLT and VIT each held 7 meetings. During the last fiscal year, each of the Trustees of such Funds during the period such Trustee served as a Trustee attended at least 75% of the meetings of the respective Board of Trustees and all committee meetings thereof of which such Trustee was a member. During the fiscal year ended December 31, 2000, the Board of Trustees of such Funds had no standing committees with the exception of an audit committee which held 2 meetings.

  During the fiscal year ended July 31, 2000, the Board of Trustees of VVR held 12 meetings. During the last fiscal year, each of the Trustees of such Fund during the period such Trustee served as a Trustee attended at least 75% of the meetings of the respective Board of Trustees and all committee meetings thereof of which such Trustee was a member. During the fiscal year ended July 31, 2000, the Board of Trustees of such Fund had no standing committees with the exception of an audit committee which held 2 meetings.

  During the fiscal year ended October 31, 2000, the Board of Trustees of VIG, VKV, VCV, VMV, VNV, VOV, VPV, VKS, VOT, VKI, VGM, VIM, VIC, VTF, VTJ, VTN, VTP, VMO, VKA, VAP, VKL, VKQ, VQC, VFM, VOQ, VNM and VPQ each held 8 meetings. During the last fiscal year, each of the Trustees of such Funds during the period such Trustee served as a Trustee attended at least 75% of the meetings of the respective Board of Trustees and all committee meetings thereof of which such Trustee was a member. During the fiscal year ended October 31, 2000, the Board of Trustees of such Funds had no standing committees with the exception of an audit committee which held 2 meetings.

  During the fiscal year ended June 30, 2000, the Board of Trustees of VBF, VMT and VKC each held 7 meetings. During the last fiscal year, each of the Trustees of such Funds during the period such Trustee served as a Trustee attended at least 75% of the meetings of the respective Board of Trustees and all committee meetings thereof of which such Trustee was a member. During the fiscal year ended June 30, 2000, the Board of Trustees of such Funds had no standing committees with the exception of an audit committee which held 2 meetings.

  Each Fund has an Audit Committee. The Board of Trustees of each Fund has adopted a formal written charter for the Audit Committee which sets forth the Audit Committee's responsibilities. A copy of the Audit Committee charter is attached to this Proxy Statement as Annex H. The Audit Committee of each Fund has reviewed and discussed the financial statements of each Fund with management as well as with Deloitte & Touche LLP, the independent auditors of each Fund, and discussed with Deloitte & Touche LLP the matters required to be discussed under the Statement of Auditing Standards No. 61. Based on this review, the Audit Committee recommended to the Board of Trustees of each Fund that each Fund's audited financial statements be included in each Fund's Annual Report to Shareholders for the most recent fiscal year for filing with the Securities and Exchange Commission. The Audit Committee has received the written disclosures and the letter from Deloitte & Touche LLP required under Independence Standard Board No. 1 and has discussed with the independent auditors their independence. The Audit Committee currently consists of Messrs. Arch, Dammeyer, Kerr, Myers and Sonnenschein. Each committee member is "independent" as defined by either the New York Stock Exchange or American Stock Exchange listing standard applicable to the respective Fund.

  Each Fund has a retirement plan committee which currently consists of Messrs. Arch, Dammeyer and Sonnenschein. The retirement plan committee is responsible for reviewing the terms of each Fund's retirement plan and reviews any administrative matters with respect thereto. The retirement plan committee does not meet on a regular basis and had no meetings during each Fund's last fiscal year, but does meet on an ad hoc basis as necessary to administer the retirement plan.

REMUNERATION INFORMATION

  The Trustees and executive officers hold the same positions with other funds in the Fund Complex (defined below). The compensation of Trustees and executive officers that are affiliated persons (as defined in the 1940 Act) of Advisory Corp., Asset Management, or Van Kampen is paid by the respective entity. The funds in the Fund Complex, including the Funds, pay the non-affiliated Trustees an annual retainer and meeting fees, plus expenses incurred in connection with such meeting. Funds in the Fund Complex pay an annual Fund Complex retainer in an amount equal to the product of $2,500 multiplied by the number of funds in the Fund Complex, which retainer is then allocated among the funds in the Fund Complex based on the relative net assets of such funds, and meeting fees of $250 per meeting per fund, plus reimbursement of expenses incurred in connection with such meeting.

  Each fund in the Fund Complex (except the Van Kampen Exchange Fund) provides a deferred compensation plan to its non-affiliated Trustees that allows such trustees to defer receipt of compensation and earn a return on such deferred amounts based upon the return of the common shares of the funds in the Fund Complex as more fully described below. Each fund in the Fund Complex (except the Van Kampen Exchange Fund) also provides a retirement plan to its non-affiliated Trustees that provides non-affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

  Each non-affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such non-affiliated Trustee until retirement. Amounts deferred are retained by the respective fund and earn a rate of return determined by reference to the return on the common shares of such fund or other funds in the Fund Complex as selected by the respective non-affiliated Trustee, with the same economic effect as if such non-affiliated Trustee had invested in one or more funds in the Fund Complex, including the Funds. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the non-affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the respective Fund.

  Each Fund has adopted a retirement plan. Under the retirement plan, a non-affiliated Trustee who is receiving trustee's compensation from a Fund prior to such non-affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) for such Fund and retires at or after attaining the age of 62, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such Trustee's retirement from such Fund. Trustees retiring prior to the age of 62 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from a Fund. Each Trustee has served as a member of each Fund's Board of Trustees since the year of such Trustee's appointment or election as set forth on Annex C to this Proxy Statement.

  Additional information regarding compensation and benefits for Trustees is set forth below. As indicated in the notes accompanying the table, the amounts relate to either the respective Fund's most recently completed fiscal year end in 2000 or the Fund Complex's most recently completed calendar year ended December 31, 2000.

                               COMPENSATION TABLE

                                                               FUND COMPLEX
                                            --------------------------------------------------
                                            ESTIMATED AGGREGATE
                                                PENSION OR                           TOTAL
                                                RETIREMENT          ESTIMATED     COMPENSATION
                              AGGREGATE          BENEFITS           AGGREGATE        BEFORE
                             COMPENSATION         ACCRUED            ANNUAL         DEFERRAL
                              FROM EACH         AS PART OF        BENEFITS UPON    FROM FUND
          NAME(1)              FUND(2)          EXPENSES(3)       RETIREMENT(4)    COMPLEX(5)
          -------            ------------   -------------------   -------------   ------------
David C. Arch..............      (2)              $12,877            $95,000        $160,500
Rod Dammeyer...............      (2)               23,455             95,000         160,500
Howard J Kerr..............      (2)               45,613             94,000         160,500
Theodore A. Myers..........      (2)               81,668             81,750         160,500
Hugo F. Sonnenschein.......      (2)               23,231             95,000         160,500
Wayne W. Whalen............      (2)               26,660             95,000         160,500

---------------
(1) Mr. Powers is an affiliated persons of the Advisers and Van Kampen, and does not receive compensation or retirement benefits from the Funds.

(2) The amount of aggregate compensation payable by each Fund for its most recently completed fiscal year end in 2000 before deferral by the Trustees under the deferred compensation plan is shown in Annex D. Certain trustees deferred all or a portion of the aggregate compensation payable by each Fund for its most recently completed fiscal year end in 2000 as shown in Annex E. The deferred compensation plan is described above the table. Amounts deferred are retained by the respective Fund and earn a rate of return determined by reference to either the return on the Common Shares of the Fund or the common shares of other funds in the Fund Complex (as defined below) as selected by the respective Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of these funds selected by the Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including earnings accrued thereon for each trustee) for each Fund as of the end of its most recently completed fiscal year end in 2000 is shown in Annex F.

(3) The amounts shown in this column represent the sum of the estimated pension or retirement benefit accruals expected to be accrued by the operating funds in the Fund Complex for their respective fiscal years ended in 2000. The retirement plan is described above the compensation table.

(4) For each trustee, the amounts shown in this column represent the sum of the estimated annual benefits upon retirement payable per year by the current operating funds in the Fund Complex for each year of the 10-year period commencing in the year of such Trustee's anticipated retirement. Each Fund is expected to pay benefits of $2,500 per year for each of the 10-year period commencing in the year of such trustee's retirement to those

Trustees who retire at or over the age of 62 and with at least ten years of service to each Fund. The retirement plan is described above the compensation table.

(5) The amounts shown in this column are accumulated from the aggregate compensation of the 42 operating investment companies in the fund complex (the "Fund Complex") for the calendar year ended December 31, 2000 before deferral by the Trustees under the deferred compensation plan. Amounts deferred are retained by the respective fund and earn a rate of return determined by reference to either the return on the Common Shares of the Fund or the common shares of other funds in the Fund Complex as selected by the respective trustee. To the extent permitted by the 1940 Act, the respective fund may invest in securities of the funds selected by the trustees in order to match the deferred compensation obligation. The Advisers or their affiliates also serve as investment adviser for other investment companies; however, with the exception of Messrs. Whalen and Powers, the Trustees are not trustees of such other investment companies. Combining the Fund Complex with other investment companies advised by the Advisers or their affiliates, Mr. Whalen earned Total Compensation of $283,900 for the year ended December 31, 2000.

SHAREHOLDER APPROVAL

  With respect to each of the Funds, the holders of Common Shares and, where applicable, the holders of Preferred Shares, each voting as a separate class, will vote on the respective nominees designated to be elected by such class of Shares. The affirmative vote of a plurality of the Common Shares of each Fund present at the Meeting in person or by proxy is required to elect each nominee for Trustee designated to be elected by the Common Shares, and, where applicable, the affirmative vote of a plurality of the Preferred Shares of each Fund present at the Meeting in person or by proxy is required to elect each nominee for Trustee designated to be elected by the Preferred Shares. THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR ALL" OF THE NOMINEES.

------------------------------------------------------------------------------
OTHER INFORMATION
------------------------------------------------------------------------------

EXECUTIVE OFFICERS OF THE FUNDS

  The following information relates to the executive officers of the Funds who are not trustee nominees. Each officer also serves in the same capacity for all or a number of the other investment companies advised by the Advisers or affiliates of the Advisers. The officers of the Funds serve for one year or until their respective successors are chosen and qualified. The Funds' officers receive no compensation from the Funds but may also be officers of the Advisers or officers of affiliates of the Advisers and receive compensation in such capacities.

                           POSITIONS AND             PRINCIPAL OCCUPATIONS
 NAME, ADDRESS AND AGE   OFFICES WITH FUND            DURING PAST 5 YEARS
 ---------------------   -----------------           ---------------------
Stephen L. Boyd........  Executive           Managing Director and Chief Investment
  2800 Post Oak Blvd.      Vice President    Officer of Van Kampen, and Managing
  Houston, TX 77056        and Chief         Director, President and Chief
  Age: 60                  Investment        Operating Officer of the Advisers, Van
                           Officer since     Kampen Management Inc., and Van Kampen
                           2000              Advisers Inc. Executive Vice President
                                             and Chief Investment Officer of each
                                             of the funds in the Fund Complex and
                                             certain other investment companies
                                             advised by the Advisers or their
                                             affiliates. Prior to December 2000,
                                             Executive Vice President and Chief
                                             Investment Officer of Van Kampen, and
                                             President and Chief Operating Officer
                                             of the Advisers. Prior to April 2000,
                                             Executive Vice President and Chief
                                             Investment Officer for Equity
                                             Investments of the Advisers. Prior to
                                             October 1998, Vice President and
                                             Senior Portfolio Manager with AIM
                                             Capital Management, Inc. Prior to
                                             February 1998, Senior Vice President
                                             and Portfolio Manager of Van Kampen
                                             American Capital Investment Advisory
                                             Corp. and Van Kampen American Capital
                                             Management, Inc.
Michael H. Santo.......  Vice President      Managing Director, Chief Operations
  1 Parkview Plaza         since 2000        and Technology Officer and Director of
  Oakbrook Terrace, IL                       Van Kampen, the Advisers, Van Kampen
  60181                                      Funds Inc., Van Kampen Advisors Inc.,
  Age: 45                                    Van Kampen Management Inc. and Van
                                             Kampen Investor Services Inc. and
                                             serves as a Director or Officer of
                                             certain other subsidiaries of Van
                                             Kampen. Vice President of each of the
                                             funds in the Fund Complex and certain
                                             other investment companies advised by
                                             the Advisers and their affiliates.
                                             Prior to December 2000, Executive Vice
                                             President, Chief Administrative
                                             Officer and Director of Van Kampen,
                                             the Advisers, Van Kampen Funds Inc.,
                                             Van Kampen Advisors Inc., Van Kampen
                                             Management Inc. and Van Kampen
                                             Investor Services Inc. Prior to 1998,
                                             Senior Vice President and Senior
                                             Planing Officer for Individual Asset
                                             Management of Morgan Stanley and its
                                             predecessor since 1994. From
                                             1990-1994, First Vice President and
                                             Assistant Controller in Dean Witter's
                                             Controller's Department.

                           POSITIONS AND             PRINCIPAL OCCUPATIONS
 NAME, ADDRESS AND AGE   OFFICES WITH FUND            DURING PAST 5 YEARS
 ---------------------   -----------------           ---------------------
A. Thomas Smith III....  Vice President      Managing Director, General Counsel,
  1 Parkview Plaza         and Secretary     Secretary and Director of Van Kampen,
  Oakbrook Terrace,        since 1999        the Advisers, Van Kampen Advisors
  IL 60181                                   Inc., Van Kampen Management Inc., Van
  Age: 44                                    Kampen Funds Inc., Van Kampen Investor
                                             Services Inc. and certain other
                                             subsidiaries of Van Kampen. Vice
                                             President and Secretary of each of the
                                             funds in the Fund Complex and Vice
                                             President and Secretary/Vice
                                             President, Principal Legal Officer and
                                             Secretary of other investment
                                             companies advised by the Advisers or
                                             their affiliates. Prior to December
                                             2000, Executive Vice President,
                                             General Counsel, Secretary and
                                             Director of Van Kampen, the Advisers,
                                             Van Kampen Advisors Inc., Van Kampen
                                             Management Inc., Van Kampen Investor
                                             Services Inc. and certain other
                                             subsidiaries of Van Kampen. Prior to
                                             January 1999, Vice President and
                                             Associate General Counsel to New York
                                             Life Insurance Company ("New York
                                             Life"), and prior to March 1997,
                                             Associate General Counsel of New York
                                             Life. Prior to December 1993,
                                             Assistant General Counsel of The
                                             Dreyfus Corporation. Prior to August
                                             1991, Senior Associate, Willkie Farr &
                                             Gallagher. Prior to January 1989,
                                             Staff Attorney at the Securities and
                                             Exchange Commission, Division of
                                             Investment Management, Office of Chief
                                             Counsel.
Richard A. Ciccarone...  Vice President      Principal and Co-head of the Fixed
  1 Parkview Plaza         since 1989        Income Department of the Advisers, Van
  Oakbrook Terrace,                          Kampen Management Inc. and Van Kampen
  IL 60181                                   Advisors Inc. Prior to December 2000,
  Age: 48                                    Senior Vice President of the Advisers,
                                             Van Kampen Management Inc. and Van
                                             Kampen Advisors Inc. Prior to May
                                             2000, he served as Co-head of
                                             Municipal Investments and Director of
                                             Research of the Advisers, Van Kampen
                                             Management Inc. and Van Kampen
                                             Advisors Inc. Mr. Ciccarone first
                                             joined Advisory Corp. in June 1983,
                                             and worked for Advisory Corp. until
                                             May 1989, with his last position being
                                             a Vice President. From June 1989 to
                                             April 1996, he worked at EVEREN
                                             Securities (formerly known as Kemper
                                             Securities), with his last position at
                                             EVEREN being an Executive Vice
                                             President.

                           POSITIONS AND             PRINCIPAL OCCUPATIONS
 NAME, ADDRESS AND AGE   OFFICES WITH FUND            DURING PAST 5 YEARS
 ---------------------   -----------------           ---------------------
John R. Reynoldson.....  Vice President      Principal and Co-head of the Fixed
  1 Parkview Plaza         since 2000        Income Department of the Advisers, Van
  Oakbrook Terrace                           Kampen Management Inc. and Van Kampen
  IL 60181                                   Advisors Inc. Prior to December 2000,
  Age: 47                                    Senior Vice President of the Advisers,
                                             Van Kampen Management Inc. and Van
                                             Kampen Advisors Inc. Prior to May
                                             2000, he managed the investment grade
                                             taxable group for the Advisers since
                                             July 1999. From July 1988 to June
                                             1999, he managed the government
                                             securities bond group for Asset
                                             Management. Mr. Reynoldson has been
                                             with Asset Management since April
                                             1987, and has been a Senior Vice
                                             President of Asset Management since
                                             July 1988. He has been a Senior Vice
                                             President of Advisory Corp. and Van
                                             Kampen Management Inc. since June 1995
                                             and Senior Vice President of Van
                                             Kampen Advisors Inc. since June 2000.
John L. Sullivan.......  Vice President,     Senior Vice President of Van Kampen,
  1 Parkview Plaza         Treasurer and     the Advisers, Van Kampen Management
  Oakbrook Terrace,        Chief Financial   Inc. and Van Kampen Advisors Inc. Vice
  IL 60181                 Officer since     President, Chief Financial Officer and
  Age: 45                  1996              Treasurer of each of the funds in the
                                             Fund Complex and certain other
                                             investment companies advised by the
                                             Advisers or their affiliates.
John H. Zimmermann.....  Vice President      Managing Director and Director of Van
  1 Parkview Plaza         since 2000        Kampen, and Managing Director,
  Oakbrook Terrace,                          President and Director of Van Kampen
  IL 60181                                   Funds Inc. Vice President of each of
  Age:43                                     the funds in the Fund Complex. Prior
                                             to December 2000, President of Van
                                             Kampen Insurance Agency of Illinois
                                             Inc., and Senior Vice President and
                                             Director of Van Kampen. From November
                                             1992 to December 1997, Mr. Zimmermann
                                             was Senior Vice President of Van
                                             Kampen Funds Inc.

SHAREHOLDER INFORMATION

  As of May 1, 2001, to the knowledge of the Funds, no Shareholder owned beneficially more than 5% of a class of a Fund's outstanding Shares. As of May 1, 2001, certain trustees and executive officers owned, directly or beneficially, the number of Common Shares of each Fund as set forth in Annex G. Except as indicated on Annex G, as of May 1, 2001, the trustees and executive officers of the Funds individually and as a group owned less than 1% of the outstanding Shares of each Fund. Trustees and executive officers who do not own any Common Shares of the Funds or Funds which are not owned by any Trustee or executive officers have been omitted from the table. As of May 1, 2001, no trustees or executive officers owned any Preferred Shares of the Funds.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 30(f) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934, as amended, require each of the Funds' Trustees, officers, investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of the Fund's equity securities to file forms with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange or American Stock Exchange, as applicable, reporting their affiliation with the Fund and reports of ownership and changes in ownership of Fund Shares. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that during its last fiscal year, its Trustees, officers, investment adviser and affiliated persons of the investment adviser complied with the applicable filing requirements.

INDEPENDENT AUDITORS

  The Board of Trustees of each Fund, including a majority of the Trustees who are not "interested persons" of each Fund (as defined by the 1940 Act), has selected Deloitte & Touche LLP ("D&T") as the independent auditors to examine the financial statements for the current fiscal year of each Fund. D&T previously served as the independent auditors to each Fund for such Fund's fiscal year ended in 2000. The selection of D&T for the current fiscal year and the change in accountants and selection of D&T for the fiscal year ended in 2000 was recommended and approved by each Fund's Audit Committee. Each Board's initial appointment of D&T was effective on May 8, 2000. Each of the Funds knows of no direct or indirect financial interest of D&T in such Fund.

  KPMG LLP previously served as the independent public accountants to each of the Funds (except VBF and VIN) for such Fund's fiscal year ended in 1999; the client-auditor relationship between KPMG LLP and such Funds ceased as of April 14, 2000. Ernst & Young LLP previously served as the independent public accountants to each of VBF and VIN for such Fund's fiscal year ended in 1999; the client-auditor relationship between Ernst & Young LLP and such Funds ceased as of May 8, 2000. KPMG LLP and Ernst & Young LLP are collectively referred to herein as the "Predecessor Accountants."

  The independent auditors' reports on the financial statements for each respective Fund during such Fund's last two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles. During the two fiscal years and any subsequent interim period, there were no disagreements with the respective Predecessor Accountant for each respective Fund on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of the Predecessor Accountant, would have caused such Predecessor Accountant to make reference to the subject matter of the disagreement in connection with its report.

Audit Fees

  For professional services rendered with respect to the audit of each Fund's annual financial statements, each Fund paid to D&T during such Fund's most recent fiscal year fees in the amounts set forth in Annex I.

Financial Information Systems Design and Implementation Fees

  The Funds, Advisers and affiliates of the Advisers performing services for the Funds paid no fees during the Funds' most recent fiscal years for information systems design and implementation to D&T.

All Other Fees

  Each Fund paid fees to D&T in the amounts set forth in Annex I during such Fund's most recent fiscal year for services other than those described above. The Advisers and affiliates of the Advisers performing services for the Funds paid fees to D&T in the aggregate amount of approximately $9.5 million during the Fund's most recent fiscal years for services other than those described above.

  The Audit Committee of the Board has considered whether the provision of services other than audit services, by D&T to the Funds, the Advisers and affiliates of the Advisers that provide services to Funds is compatible with maintaining D&T's independence in performing audit services.

  Representatives of D&T will attend the Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions. Representatives of the Predecessor Accountants are expected to be present at the Meeting, will be available to respond to any questions from shareholders and will have opportunity to make a statement if they so desire.
------------------------------------------------------------------------------
EXPENSES
------------------------------------------------------------------------------

  The expenses of preparing, printing and mailing the enclosed form of proxy, the accompanying Notice and this Proxy Statement and all other costs, in connection with the solicitation of proxies will be borne by the Funds. The total amount of these expenses will be allocated among each of the Funds based upon the total number of shareholders for each Fund in relation to the total number of shareholders for all of the Funds participating in the Meeting. The Funds will also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Funds. In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Funds, the Advisers or Van Kampen, the transfer agents of the Funds or by dealers or their representatives or by Management Information Services, a solicitation firm located in Norwell, Massachusetts that has been engaged to assist in proxy solicitations at an estimated cost of approximately $1,500 per Fund.
------------------------------------------------------------------------------
SHAREHOLDER PROPOSALS
------------------------------------------------------------------------------

  To be considered for presentation at a shareholders' meeting, rules promulgated by the SEC generally require that, among other things, a shareholder's proposal must be received at the offices of the relevant Fund a reasonable time before a solicitation is made. Shareholder proposals intended to be presented at the year 2002 Annual Meeting of Shareholders for a Fund pursuant to Rule 14a-8 under the Exchange Act of 1934, as amended (the "Exchange Act"), must be received by the Fund at the Fund's principal executive offices by January 21, 2002. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Fund at the Fund's principal executive offices not later than April 6, 2002. Timely submission of a proposal does not necessarily mean that such proposal will be included. Any shareholder who wishes to submit a proposal for consideration at a meeting of such shareholder's Fund should send such proposal to the respective Fund at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.
------------------------------------------------------------------------------
GENERAL
------------------------------------------------------------------------------

  Management of each Fund does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

  A list of shareholders of each Fund entitled to be present and vote at the Meeting will be available at the offices of the respective Fund, 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, for inspection by any shareholder during regular business hours for ten days prior to the date of the Meeting.

  Failure of a quorum to be present at the Meeting for any Fund may necessitate adjournment and may subject such Fund to additional expense.

  IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          A. THOMAS SMITH III,
                                          Vice President and Secretary
May 15, 2001

                                                                         ANNEX A

                          VAN KAMPEN CLOSED-END FUNDS

  The following list sets forth the Van Kampen closed-end investment companies (the "Funds") participating in the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 on Wednesday, June 27, 2001, at 3:00 p.m. The name in the first column below is the legal name for each Fund. The name in the second column is the abbreviated name of each Fund and the designation in the third column is the stock symbol of each Fund; the abbreviated name or stock symbol are sometimes used to identify a specific Fund in the Proxy Statement. Each of the Funds has issued common shares of beneficial interest and such common shares of the Funds are referred to herein as the "Common Shares." Certain Funds have issued preferred shares of beneficial interest with a liquidation preference per share as designated in the fourth column below and such preferred shares of the Funds are referred to herein as the "Preferred Shares."

                                                                          PREFERRED SHARES
         LEGAL NAME              ABBREVIATED NAME     STOCK SYMBOL          OUTSTANDING
         ----------              ----------------     ------------        ----------------
Van Kampen Municipal Income   Municipal Income Trust      VMT       Rate Adjusted Tax-Exempt
 Trust                                                               Shares, liquidation
                                                                     preference $500,000 per
                                                                     share
Van Kampen California         California Municipal        VKC       Remarketed Preferred Shares,
 Municipal Trust               Trust                                 liquidation preference
                                                                     $50,000 per share
Van Kampen Investment Grade   Investment Grade            VIG       Remarketed Preferred Shares,
 Municipal Trust               Municipal Trust                       liquidation preference
                                                                     $100,000 per share
Van Kampen Select Sector      Select Sector               VKL       Remarketed Preferred Shares,
 Municipal Trust               Municipal Trust                       liquidation preference
                                                                     $25,000 per share
Van Kampen Municipal Trust    Municipal Trust             VKQ       Auction Preferred Shares,
                                                                     liquidation preference
                                                                     $25,000 per share
Van Kampen California         California Quality          VQC       Auction Preferred Shares,
 Quality Municipal Trust       Municipal Trust                       liquidation preference
                                                                     $25,000 per share
Van Kampen New York Quality   New York Quality            VNM       Auction Preferred Shares,
 Municipal Trust               Municipal Trust                       liquidation preference
                                                                     $25,000 per share
Van Kampen Pennsylvania       Pennsylvania Quality        VPQ       Auction Preferred Shares,
 Quality Municipal Trust       Municipal Trust                       liquidation preference
                                                                     $25,000 per share
Van Kampen Florida Quality    Florida Quality             VFM       Auction Preferred Shares,
 Municipal Trust               Municipal Trust                       liquidation preference
                                                                     $25,000 per share
Van Kampen Ohio Quality       Ohio Quality Municipal      VOQ       Auction Preferred Shares,
 Municipal Trust               Trust                                 liquidation preference
                                                                     $25,000 per share

                                                                          PREFERRED SHARES
         LEGAL NAME              ABBREVIATED NAME     STOCK SYMBOL          OUTSTANDING
         ----------              ----------------     ------------        ----------------
Van Kampen Trust for Insured  Trust for Insured           VIM       Auction Preferred Shares,
 Municipals                    Municipals                            liquidation preference
                                                                     $25,000 per share
Van Kampen Trust for          Trust for Investment        VGM       Auction Preferred Shares,
 Investment Grade Municipals   Grade Municipals                      liquidation preference
                                                                     $25,000 per share
Van Kampen Trust for          Trust for Investment        VIC       Auction Preferred Shares,
 Investment Grade California   Grade California                      liquidation preference
 Municipals                    Municipals                            $25,000 per share
Van Kampen Trust for          Trust for Investment        VTN       Auction Preferred Shares,
 Investment Grade New York     Grade New York                        liquidation preference
 Municipals                    Municipals                            $25,000 per share
Van Kampen Trust for          Trust for Investment        VTP       Auction Preferred Shares,
 Investment Grade              Grade Pennsylvania                    liquidation preference
 Pennsylvania Municipals       Municipals                            $25,000 per share
Van Kampen Trust for          Trust for Investment        VTF       Auction Preferred Shares,
 Investment Grade Florida      Grade Florida                         liquidation preference
 Municipals                    Municipals                            $25,000 per share
Van Kampen Trust for          Trust for Investment        VTJ       Auction Preferred Shares,
 Investment Grade New Jersey   Grade New Jersey                      liquidation preference
 Municipals                    Municipals                            $25,000 per share
Van Kampen Municipal          Municipal Opportunity       VMO       Auction Preferred Shares,
 Opportunity Trust             Trust                                 liquidation preference
                                                                     $25,000 per share
Van Kampen Advantage          Advantage Municipal         VKA       Auction Preferred Shares,
 Municipal Income Trust        Income Trust                          liquidation preference
                                                                     $25,000 per share
Van Kampen Advantage          Advantage Pennsylvania      VAP       Auction Preferred Shares,
 Pennsylvania Municipal        Municipal Income                      liquidation preference
 Income Trust                  Trust                                 $25,000 per share
Van Kampen Ohio Value         Ohio Value Municipal        VOV       Auction Preferred Shares,
 Municipal Income Trust        Income Trust                          liquidation preference
                                                                     $25,000 per share
Van Kampen Massachusetts      Massachusetts Value         VMV       Auction Preferred Shares,
 Value Municipal Income        Municipal Income                      liquidation preference
 Trust                         Trust                                 $25,000 per share
Van Kampen Strategic Sector   Strategic Sector            VKS       Auction Preferred Shares,
 Municipal Trust               Municipal Trust                       liquidation preference
                                                                     $25,000 per share
Van Kampen New York Value     New York Value              VNV       Auction Preferred Shares,
 Municipal Income Trust        Municipal Income                      liquidation preference
                               Trust                                 $25,000 per share
Van Kampen California Value   California Value            VCV       Auction Preferred Shares,
 Municipal Income Trust        Municipal Income                      liquidation preference
                               Trust                                 $25,000 per share
Van Kampen Pennsylvania       Pennsylvania Value          VPV       Auction Preferred Shares,
 Value Municipal Income        Municipal Income                      liquidation preference
 Trust                         Trust                                 $25,000 per share

                                                                          PREFERRED SHARES
         LEGAL NAME              ABBREVIATED NAME     STOCK SYMBOL          OUTSTANDING
         ----------              ----------------     ------------        ----------------
Van Kampen Value Municipal    Value Municipal Income      VKV       Auction Preferred Shares,
 Income Trust                  Trust                                 liquidation preference
                                                                     $25,000 per share
Van Kampen Municipal          Municipal Opportunity       VOT       Auction Preferred Shares,
 Opportunity Trust II          Trust II                              liquidation preference
                                                                     $25,000 per share
Van Kampen Advantage          Advantage Municipal         VKI       Auction Preferred Shares,
 Municipal Income Trust II     Income Trust II                       liquidation preference
                                                                     $25,000 per share
Van Kampen High Income Trust  High Income Trust II        VLT       Auction Preferred Shares,
 II                                                                  liquidation preference
                                                                     $25,000 per share
Van Kampen High Income Trust  High Income Trust           VIT       Auction Market Preferred
                                                                     Shares, liquidation
                                                                     preference $100,000 per
                                                                     share
Van Kampen Senior Income      Senior Income Trust         VVR       Not Applicable
 Trust
Van Kampen Bond Fund          Bond Fund                   VBF       Not Applicable
Van Kampen Income Trust       Income Trust                VIN       Not Applicable

                                                                         ANNEX B

                          VAN KAMPEN CLOSED-END FUNDS

  The following list sets forth the number of issued and outstanding Common Shares and Preferred Shares, where applicable, for each Fund as of May 1, 2001, the Record Date.

                         FUND NAME                            COMMON SHARES   PREFERRED SHARES
                         ---------                            -------------   ----------------
Van Kampen Municipal Income Trust                               28,684,985            330
Van Kampen California Municipal Trust                            3,257,560            400
Van Kampen Investment Grade Municipal Trust                      4,839,000            250
Van Kampen Select Sector Municipal Trust                         4,682,127          1,360
Van Kampen Municipal Trust                                      36,365,392         12,000
Van Kampen California Quality Municipal Trust                    9,682,997          3,000
Van Kampen New York Quality Municipal Trust                      5,655,638          1,800
Van Kampen Pennsylvania Quality Municipal Trust                  8,244,720          2,600
Van Kampen Florida Quality Municipal Trust                       6,519,397          2,000
Van Kampen Ohio Quality Municipal Trust                          4,281,125          1,400
Van Kampen Trust for Insured Municipals                          9,741,284          3,600
Van Kampen Trust for Investment Grade Municipals                27,013,149         10,600
Van Kampen Trust for Investment Grade California Municipals      4,666,320          1,800
Van Kampen Trust for Investment Grade New York Municipals        6,203,651          2,400
Van Kampen Trust for Investment Grade Pennsylvania               7,420,970          2,800
 Municipals
Van Kampen Trust for Investment Grade Florida Municipals         4,150,300          1,600
Van Kampen Trust for Investment Grade New Jersey Municipals      3,935,128          1,600
Van Kampen Municipal Opportunity Trust                          15,352,890          6,000
Van Kampen Advantage Municipal Income Trust                     19,106,785          7,600
Van Kampen Advantage Pennsylvania Municipal Income Trust         4,361,902          1,600
Van Kampen Ohio Value Municipal Income Trust                     1,681,438            600
Van Kampen Massachusetts Value Municipal Income Trust            2,660,684          1,000
Van Kampen Strategic Sector Municipal Trust                     10,806,700          3,800
Van Kampen New York Value Municipal Income Trust                 4,291,172          1,600
Van Kampen California Value Municipal Income Trust               6,029,844          2,400
Van Kampen Pennsylvania Value Municipal Income Trust             4,468,924          1,800
Van Kampen Value Municipal Income Trust                         23,555,115          9,000
Van Kampen Municipal Opportunity Trust II                       11,731,272          4,600
Van Kampen Advantage Municipal Income Trust II                   8,168,211          3,200
Van Kampen High Income Trust                                    13,710,760            500
Van Kampen High Income Trust II                                  8,109,000          1,520
Van Kampen Senior Income Trust                                 180,010,000            N/A
Van Kampen Bond Fund                                            11,362,465            N/A
Van Kampen Income Trust                                         15,316,303            N/A

                                                                         ANNEX C

    The table below sets forth the year in which each of the nominees to the Board of Trustees initially was elected or appointed to the Board of Trustees of each Fund.

                                                            ARCH   DAMMEYER   KERR      MYERS      POWERS   SONNENSCHEIN   WHALEN
                                                            ----   --------   ----      -----      ------   ------------   ------
Municipal Income Trust (VMT)..............................  1988     1988     1992      1988        1999        1994        1988
California Municipal Trust (VKC)..........................  1988     1988     1992      1988        1999        1994        1988
High Income Trust (VIT)...................................  1988     1988     1992      1988        1999        1994        1988

Investment Grade Municipal Trust (VIG)....................  1989     1989     1992      1989        1999        1994        1989
High Income Trust II (VLT)................................  1989     1989     1992      1989        1999        1994        1989

California Quality Municipal Trust (VQC)..................  1991     1991     1992      1991        1999        1994        1991
Florida Quality Municipal Trust (VFM).....................  1991     1991     1992      1991        1999        1994        1991
Municipal Trust (VKQ).....................................  1991     1991     1992      1991        1999        1994        1991
New York Quality Municipal Trust (VNM)....................  1991     1991     1992      1991        1999        1991        1991
Ohio Quality Municipal Trust (VOQ)........................  1991     1991     1992      1991        1999        1994        1991
Pennsylvania Quality Municipal Trust (VPQ)................  1991     1991     1992      1991        1999        1994        1991
Trust for Insured Municipals (VIM)........................  1991     1991     1992      1991        1999        1994        1991
Trust for Investment Grade Municipals (VGM)...............  1991     1991     1992      1991        1999        1994        1991

Advantage Municipal Income Trust (VKA)....................  1992     1992     1992      1992        1999        1994        1992
Advantage Pennsylvania Municipal Income Trust (VAP).......  1992     1992     1992      1992        1999        1994        1992
Municipal Opportunity Trust (VMO).........................  1992     1992     1992      1992        1999        1994        1992
Strategic Sector Municipal Trust (VKS)....................  1992     1992     1992      1992        1999        1994        1992
Trust for Investment Grade California Municipals (VIC)....  1992     1992     1992      1992        1999        1994        1992
Trust for Investment Grade Florida Municipals (VTF).......  1992     1992     1992      1992        1999        1994        1992
Trust for Investment Grade New Jersey Municipals (VTJ)....  1992     1992     1992      1992        1999        1994        1992
Trust for Investment Grade New York Municipals (VTN)......  1992     1992     1992      1992        1999        1994        1992
Trust for Investment Grade Pennsylvania Municipals
 (VTP)....................................................  1992     1992     1992      1992        1999        1994        1992

Advantage Municipal Income Trust II (VKI).................  1993     1993     1993      1993        1999        1994        1993
California Value Municipal Income Trust (VCV).............  1993     1993     1993      1993        1999        1994        1993
Massachusetts Value Municipal Income Trust (VMV)..........  1993     1993     1993      1993        1999        1994        1993
Municipal Opportunity Trust II (VOT)......................  1993     1993     1993      1993        1999        1994        1993

                                                            ARCH   DAMMEYER   KERR      MYERS      POWERS   SONNENSCHEIN   WHALEN
                                                            ----   --------   ----      -----      ------   ------------   ------
New York Value Municipal Income Trust (VNV)...............  1993     1993     1993      1993        1999        1994        1993
Ohio Value Municipal Income Trust (VOV)...................  1993     1993     1993      1993        1999        1994        1993
Pennsylvania Value Municipal Income Trust (VPV)...........  1993     1993     1993      1993        1999        1994        1993
Select Sector Municipal Trust (VKL).......................  1993     1993     1993      1993        1999        1994        1993
Value Municipal Income Trust (VKV)........................  1993     1993     1993      1993        1999        1994        1993

Bond Fund (VBF)...........................................  1997     1997     1997      1997        1999        1997        1997
Income Trust (VIN)........................................  1997     1997     1997      1997        1999        1997        1997

Senior Income Trust (VVR).................................  1998     1998     1998      1998        1999        1998        1998

                                                                         ANNEX D
           2000 AGGREGATE COMPENSATION BEFORE DEFERRAL FROM EACH FUND

                 NAME OF FUND                   FISCAL YEAR-END    ARCH     DAMMEYER    KERR      MYERS    SONNENSCHEIN   WHALEN
                 ------------                   ---------------    ----     --------    ----      -----    ------------   ------
Bond Fund.....................................       06/30        $ 2,867   $ 2,617    $ 2,867   $ 2,867     $ 2,867      $ 2,867
California Municipal Trust....................       06/30          2,009     1,759      2,009     2,009       2,009        2,009
Municipal Income Trust........................       06/30          3,932     3,682      3,932     3,932       3,932        3,932
Senior Income Trust...........................       07/31         15,078    14,828     15,078    15,078      15,078       15,078
Advantage Municipal Income Trust..............       10/31          4,248     3,998      4,248     4,248       4,248        4,248
Advantage Municipal Income Trust II...........       10/31          2,724     2,474      2,724     2,724       2,724        2,724
Advantage Pennsylvania Municipal Income
 Trust........................................       10/31          2,330     2,080      2,330     2,330       2,330        2,330
California Quality Municipal Trust............       10/31          2,948     2,698      2,948     2,948       2,948        2,948
California Value Municipal Income Trust.......       10/31          2,542     2,292      2,542     2,542       2,542        2,542
Florida Quality Municipal Trust...............       10/31          2,546     2,296      2,546     2,546       2,546        2,546
Investment Grade Municipal Trust..............       10/31          2,118     1,868      2,118     2,118       2,118        2,118
Massachusetts Value Municipal Income Trust....       10/31          2,083     1,833      2,083     2,083       2,083        2,083
Municipal Opportunity Trust...................       10/31          3,810     3,560      3,810     3,810       3,810        3,810
Municipal Opportunity Trust II................       10/31          3,172     2,922      3,172     3,172       3,172        3,172
Municipal Trust...............................       10/31          6,111     5,861      6,111     6,111       6,111        6,111
New York Quality Municipal Trust..............       10/31          2,458     2,208      2,458     2,458       2,458        2,458
New York Value Municipal Income Trust.........       10/31          2,288     2,038      2,288     2,288       2,288        2,288
Ohio Quality Municipal Trust..................       10/31          2,291     2,041      2,291     2,291       2,291        2,291
Ohio Value Municipal Income Trust.............       10/31          1,956     1,706      1,956     1,956       1,956        1,956
Pennsylvania Quality Municipal Trust..........       10/31          2,782     2,532      2,782     2,782       2,782        2,782
Pennsylvania Value Municipal Income Trust.....       10/31          2,327     2,077      2,327     2,327       2,327        2,327

D-1


D-1

                   NAME OF FUND                     FISCAL YEAR-END    ARCH    DAMMEYER    KERR    MYERS    SONNENSCHEIN   WHALEN
                   ------------                     ---------------    ----    --------    ----    -----    ------------   ------
Select Sector Municipal Trust.....................       10/31        $2,236    $1,986    $2,236   $2,236      $2,236      $2,236
Strategic Sector Municipal Trust..................       10/31         2,996     2,746     2,996    2,996       2,996       2,996
Trust for Insured Municipals......................       10/31         3,011     2,761     3,011    3,011       3,011       3,011
Trust for Investment Grade California
 Municipals.......................................       10/31         2,358     2,108     2,358    2,358       2,358       2,358
Trust for Investment Grade Florida Municipals.....       10/31         2,310     2,060     2,310    2,310       2,310       2,310
Trust for Investment Grade Municipals.............       10/31         5,369     5,119     5,369    5,369       5,369       5,369
Trust for Investment Grade New Jersey
 Municipals.......................................       10/31         2,294     2,044     2,294    2,294       2,294       2,294
Trust for Investment Grade New York Municipals....       10/31         2,596     2,346     2,596    2,596       2,596       2,596
Trust for Investment Grade Pennsylvania
 Municipals.......................................       10/31         2,756     2,506     2,756    2,756       2,756       2,756
Value Municipal Income Trust......................       10/31         4,647     4,397     4,647    4,647       4,647       4,647
High Income Trust.................................       12/31         2,179     2,179     2,179    2,179       2,179       2,179
High Income Trust II..............................       12/31         2,017     2,017     2,017    2,017       2,017       2,017
Income Trust......................................       12/31         2,094     2,094     2,094    2,094       2,094       2,094

D-2


D-2

                                                                         ANNEX E
               2000 AGGREGATE COMPENSATION DEFERRED FOR EACH FUND

                            FUND                              FISCAL YEAR-END    DAMMEYER    SONNENSCHEIN    WHALEN
                            ----                              ---------------    --------    ------------    ------
Bond Fund...................................................       06/30         $ 2,617       $ 2,867       $ 2,867
California Municipal Trust..................................       06/30           1,759         2,009         2,009
Municipal Income Trust......................................       06/30           3,682         3,932         3,932
Senior Income Trust.........................................       07/31          14,828        15,078        15,078
Advantage Municipal Income Trust............................       10/31           3,998         4,248         4,248
Advantage Municipal Income Trust II.........................       10/31           2,474         2,724         2,724
Advantage Pennsylvania Municipal Income Trust...............       10/31           2,080         2,330         2,330
California Quality Municipal Trust..........................       10/31           2,698         2,948         2,948
California Value Municipal Income Trust.....................       10/31           2,292         2,542         2,542
Florida Quality Municipal Trust.............................       10/31           2,296         2,546         2,546
Investment Grade Municipal Trust............................       10/31           1,868         2,118         2,118
Massachusetts Value Municipal Income Trust..................       10/31           1,833         2,083         2,083
Municipal Opportunity Trust.................................       10/31           3,560         3,810         3,810
Municipal Opportunity Trust II..............................       10/31           2,922         3,172         3,172
Municipal Trust.............................................       10/31           5,861         6,111         6,111
New York Quality Municipal Trust............................       10/31           2,208         2,458         2,458
New York Value Municipal Income Trust.......................       10/31           2,038         2,288         2,288
Ohio Quality Municipal Trust................................       10/31           2,041         2,291         2,291
Ohio Value Municipal Income Trust...........................       10/31           1,706         1,956         1,956
Pennsylvania Quality Municipal Trust........................       10/31           2,532         2,782         2,782
Pennsylvania Value Municipal Income Trust...................       10/31           2,077         2,327         2,327
Select Sector Municipal Trust...............................       10/31           1,986         2,236         2,236
Strategic Sector Municipal Trust............................       10/31           2,746         2,996         2,996
Trust for Insured Municipals................................       10/31           2,761         3,011         3,011
Trust for Investment Grade California Municipals............       10/31           2,108         2,358         2,358
Trust for Investment Grade Florida Municipals...............       10/31           2,060         2,310         2,310
Trust for Investment Grade Municipals.......................       10/31           5,119         5,369         5,369
Trust for Investment Grade New Jersey Municipals............       10/31           2,044         2,294         2,294

E-1

                            FUND                              FISCAL YEAR-END    DAMMEYER    SONNENSCHEIN    WHALEN
                            ----                              ---------------    --------    ------------    ------
Trust for Investment Grade New York Municipals..............       10/31           2,346         2,596         2,596
Trust for Investment Grade Pennsylvania Municipals..........       10/31           2,506         2,756         2,756
Value Municipal Income Trust................................       10/31           4,397         4,647         4,647
High Income Trust...........................................       12/31           2,179         2,179         2,179
High Income Trust II........................................       12/31           2,017         2,017         2,017
Income Trust................................................       12/31           2,094         2,094         2,094


E-2

                                                                         ANNEX F

        CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST) FROM EACH FUND

                            FUND                              FISCAL YEAR-END   DAMMEYER    KERR     SONNENSCHEIN   WHALEN
                            ----                              ---------------   --------    ----     ------------   ------
Bond Fund...................................................       06/30          6,232      2,049       6,860        6,946
California Municipal Trust..................................       06/30         19,435     20,790      21,157       17,415
Municipal Income Trust......................................       06/30         24,471     22,183      26,475       22,814
Senior Income Trust.........................................       07/31         30,484      7,543      29,732       30,008
Advantage Municipal Income Trust............................       10/31         23,208     21,928      26,767       23,312
Advantage Municipal Income Trust II.........................       10/31         19,444     20,877      22,526       19,012
Advantage Pennsylvania Municipal Income Trust...............       10/31         18,458     20,598      21,413       17,884
California Quality Municipal Trust..........................       10/31         20,001     21,035      23,152       19,648
California Value Municipal Income Trust.....................       10/31         18,976     20,744      21,998       18,477
Florida Quality Municipal Trust.............................       10/31         18,996     20,749      22,019       18,499
Investment Grade Municipal Trust............................       10/31         17,957     20,464      20,849       17,313
Massachusetts Value Municipal Income Trust..................       10/31         17,852     20,430      20,731       17,192
Municipal Opportunity Trust.................................       10/31         22,103     21,613      25,521       22,049
Municipal Opportunity Trust II..............................       10/31         20,543     21,182      23,763       20,267
Municipal Trust.............................................       10/31         28,005     23,317      32,173       28,795
New York Quality Municipal Trust............................       10/31         18,772     20,687      21,767       18,243
New York Value Municipal Income Trust.......................       10/31         18,358     20,571      21,301       17,770
Ohio Quality Municipal Trust................................       10/31         18,366     20,574      21,310       17,780
Ohio Value Municipal Income Trust...........................       10/31         17,542     20,347      20,381       16,838
Pennsylvania Quality Municipal Trust........................       10/31         19,558     20,901      22,652       19,142
Pennsylvania Value Municipal Income Trust...................       10/31         18,449     20,596      21,403       17,874
Select Sector Municipal Trust...............................       10/31         18,244     20,543      21,173       17,641
Strategic Sector Municipal Trust............................       10/31         20,111     21,063      23,277       19,774
Trust for Insured Municipals................................       10/31         20,146     21,072      23,315       19,813
Trust for Investment Grade California Municipals............       10/31         18,546     20,627      21,513       17,985
Trust for Investment Grade Florida Municipals...............       10/31         18,416     20,589      21,366       17,837
Trust for Grade Municipals..................................       10/31         25,971     22,698      29,879       26,465
Trust for Investment Grade New Jersey Municipals............       10/31         18,378     20,579      21,324       17,793
Trust for Investment Grade New York Municipals..............       10/31         19,104     20,777      22,140       18,621

                            FUND                              FISCAL YEAR-END   DAMMEYER    KERR     SONNENSCHEIN   WHALEN
                            ----                              ---------------   --------    ----     ------------   ------
Trust for Investment Grade Pennsylvania Municipals..........       10/31         19,496     20,885      22,582       19,069
Value Municipal Income Trust................................       10/31         24,181     22,195      27,862       24,423
High Income Trust...........................................       12/31         19,029     19,966      21,386       17,989
High Income Trust II........................................       12/31         18,587     19,858      20,906       17,503
Income Trust................................................       12/31          5,198      1,554       5,876        5,932

                                                                         ANNEX G

       TRUSTEE OWNERSHIP OF COMMON SHARES OF THE FUNDS AS OF MAY 1, 2001

    The table below indicates the number of Common Shares of the respective Funds listed below owned by each Trustee listed below as of May 1, 2001, and the percentage of such Trustee's Common Shares to the total Common Shares outstanding for such Fund is shown in parenthesis when such ownership individually exceeds 1% of the total Common Shares outstanding.

                                                           ARCH           DAMMEYER          MYERS        SONNENSCHEIN      WHALEN
                                                           ----           --------          -----        ------------      ------
Advantage Municipal Income Trust.....................      300            175,291                --          300              687
Advantage Municipal Income Trust II(1)...............      500            153,402(1.88%)         --          350              500
Bond Fund............................................       --             17,900                --           --               --
California Municipal Trust...........................       --             23,785                --           --               --
High Income Trust(2).................................      676            209,587(1.53%)    100,000           --           17,003
High Income Trust II.................................      550             23,825               121           --              435
Investment Grade Municipal Trust.....................      524                 --                --           --              701
Municipal Income Trust...............................      577                 --               100           --              704
Municipal Opportunity Trust..........................      300                 --                --           --              682
Municipal Opportunity Trust II(3)....................       --            129,082(1.10%)         --          350              500
Municipal Trust......................................      800            123,943            20,900           --              709
Select Sector Municipal Trust........................      508             28,752                --          350              500
Senior Income Trust..................................       --                 --                --          500              500
Strategic Sector Municipal Trust.....................      500             90,165                --           --               --
Trust for Insured Municipal..........................      300             91,960                --           --              704
Trust for Investment Grade Municipals................      300             22,426                --           --              702
Value Municipal Income Trust.........................       --             79,039                --           --               --

---------------
(1) The Trustees as a group own 1.89% of the total Common Shares outstanding of Advantage Municipal Income Trust II

(2) The Trustees as a group own 2.39% of the total Common Shares outstanding of High Income Trust

(3) The Trustees as a group own 1.11% of the total Common Shares outstanding of Municipal Opportunity Trust II

                                                                         ANNEX H

                          VAN KAMPEN CLOSED-END FUNDS
                          AND VAN KAMPEN EXCHANGE FUND

                            AUDIT COMMITTEE CHARTER

MISSION STATEMENT:

  The Audit Committee is a committee of the Board of Trustees/Managing General Partners (collectively referred to herein as the "Trustees") of each of the Van Kampen Closed-End Funds and Van Kampen Exchange Fund (each a "Fund" and collectively the "Funds"). The Audit Committee will assist the Board of Trustees in fulfilling its oversight responsibilities. The Audit Committee will review the financial reporting process, the system of internal control, the audit process, and the Fund's process for monitoring compliance with investment restrictions and applicable laws and regulations and with the code of ethics, and may perform or oversee special investigations. In performing its duties, the Committee will maintain effective working relationships with the Board of Trustees, management, and independent accountants. To perform effectively his or her role, each Committee member will obtain an understanding of the detailed responsibilities of Committee membership as well as the Fund's separation of duties and responsibilities among the investment adviser, custodian, transfer agent, fund accounting function and the Fund's principal accounting officer, and relevant risks.

ORGANIZATION:

  The membership of the Audit Committee shall consist of at least three independent members of the Board of Trustees, who shall be designated by the full Board of Trustees. The manner of selection of the Audit Committee Chair shall also be designated by the full Board of Trustees.

  The duties and responsibilities of an Audit Committee member shall be in addition to those duties set out for a member of the Board of Trustees. The members shall undertake this commitment with the understanding that they are assuming additional responsibilities to prepare for, attend and actively participate in Audit Committee meetings. This may require members to undertake training covering their financial oversight responsibilities.

  The Committee shall maintain minutes or other records of its meetings and activities and report to the Board of Trustees as to the results of its meetings, activities, and whether it has fulfilled its responsibilities in compliance with this charter.

  The Audit Committee is expected to fulfill the following responsibilities:

CONTINUOUS RESPONSIBILITIES--GENERAL:

 1. Provide an open avenue of communications between financial management, the independent accountants, and the Board of Trustees.

 2. Meet twice per year or more frequently as circumstances require. The committee may ask management and representatives of the servicing agents to attend meetings and provide pertinent information as necessary.

 3. Ensure receipt from the independent accountants of a formal written statement delineating relationships between the independent accountants and the Fund, consistent with Independence Standards Board Standard I.

 4. Receive a representation from the independent accountants about its independence from management of the Funds or a complete description of all audit, management consulting or other services performed for management or its affiliates. Engage in a dialogue with the independent accountants with respect to any disclosed relationships or services which may impact the objectivity and independence of the independent accountants.

 5. Take or recommend that the full Board take appropriate action to ensure the independence of the independent accountants.

 6. Consider the audit scope and plan with the independent accountants to assure completeness of coverage and effective use of audit resources.

 7. Inquire of management and the independent accountants about significant risks and exposures and the steps management has taken to minimize such risks to the Fund.

 8. Consider and review with management and the independent accountants:

   (a) The adequacy of the internal controls, including computerized information system controls and controls over the daily net asset valuation process (including valuation of securities).

   (b) The adequacy of internal controls at servicing agents employed on behalf of the Fund, including significant comments contained in service auditors' reports on those controls.

   (c) Findings and recommendations of the independent accountants on internal controls maintained both by the Fund and its service providers, together with responses of the appropriate management, including the status of previous audit recommendations.

   (d) Any material difficulties encountered in the course of audit work, including any restrictions on the scope of activities or access to required information.

   (e) Any material changes required in the audit plan.

 9. Meet periodically with the independent accountants and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Committee.

10. Report periodically to the Board of Trustees on significant results of the Committee's activities, together with such recommendations as the committee may deem appropriate.

11. Review and reassess the adequacy of this Audit Committee Charter on an annual basis and propose any changes for the approval of the full Board.

12. Instruct the independent accountants that they are ultimately accountable to the Board of Trustees and the Audit Committee, as the shareholders' representatives, and that the Audit Committee and the Board have the ultimate authority and responsibility to select, evaluate and where appropriate replace the independent accountants.

CONTINUOUS RESPONSIBILITIES--REPORTING SPECIFIC POLICIES:

1. Review with financial management and the independent accountants that they are expected to provide a timely analysis of significant current financial reporting issues and practices.

2. Review with financial management and independent accountants significant matters arising in the preparation of the annual financial statements and assess whether the financial statements reflect appropriate accounting policies.

3. Discuss with financial management and the independent accountants their qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by the Funds and, particularly, about the degree of neutrality and objectivity of its accounting principles and underlying estimates.

4. With regard to the annual financial statements, discuss with financial management and the independent accountants any uncorrected misstatements whose effects management believes are immaterial, both individually and in the aggregate, to the financial statements taken as a whole.

5. Inquire of management and the independent accountants as to their procedures to assess the representativeness of securities valuations provided by external pricing sources, particularly where such valuations are not based on prices last quoted in organized markets.

6. For securities valued at "fair value" as determined in good faith under procedures established by the Board, inquire as to independent accountants' conclusions as to reasonableness of procedures, management's adherence to established "fair value" procedures, and adequacy of supporting documentation.

7. Inquire of management and the independent accountants as to significant tax accounting policies elected by the Fund (including matters affecting qualification under Subchapter M of the Internal Revenue Code) and their effect on amounts distributed and reported to shareholders for Federal tax purposes.

8. Review with counsel, legal and regulatory matters that may have a material impact on the Fund's financial statements, related compliance policies, and programs, as well as reports received from regulators.

9. Inquire as to financial management's and the independent accountants' views about how the Fund's choices of accounting (including valuation policies) and tax principles and disclosure practices may affect shareholder and public views and attitudes about the Fund.

SCHEDULED RESPONSIBILITIES:

1. Recommend the selection of the independent accountants for approval by the Board of Trustees (and, if required, ratification by shareholders) and review management's analysis of the audit fees paid to the independent accountants. Where necessary, review and approve the replacement of the independent accountants.

2. Recommend the selection of the controller or principal accounting officer for approval by the Board of Trustees.

3. Review with management and the independent accountants the results of annual audits and related comments including:

  (a) The independent accountants' audit of the Fund's annual financial statements including footnotes and its report thereon, including any significant audit findings.

  (b) The independent accountants' reasoning in accepting or questioning significant estimates by management.

  (c) The independent accountants' views as to the adequacy of disclosures in the Fund's financial statements in relation to generally accepted accounting principles.

  (d) Any serious difficulties or disputes with management encountered during the course of the audit.

  (e) Any significant changes to the audit plan.

  (f) Other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards.

  (g) The independent accountants fees, charges and staffing.

4. Review filings with the SEC and other published documents containing the Fund's financial statements and consider whether the information contained in those documents is consistent with the information contained in the financial statements.

"WHEN NECESSARY" RESPONSIBILITIES:

1. Authorize and oversee inquiries or investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, independent accountants, and other professionals to assist in the conduct of any investigation.

                                                                         ANNEX I

                          VAN KAMPEN CLOSED-END FUNDS

  The following list sets forth the amounts of audit fees and all other fees paid by each Fund during the Fund's last fiscal years to D&T.

                         FUND NAME                            AUDIT FEES   ALL OTHER FEES
                         ---------                            ----------   --------------
Van Kampen Municipal Income Trust                              $25,000         $1,500
Van Kampen California Municipal Trust                           19,200          1,500
Van Kampen Investment Grade Municipal Trust                     20,000          1,500
Van Kampen Select Sector Municipal Trust                        20,000          1,500
Van Kampen Municipal Trust                                      25,000          1,500
Van Kampen California Quality Municipal Trust                   25,000          1,500
Van Kampen New York Quality Municipal Trust                     20,000          1,500
Van Kampen Pennsylvania Quality Municipal Trust                 20,000          1,500
Van Kampen Florida Quality Municipal Trust                      20,000          1,500
Van Kampen Ohio Quality Municipal Trust                         20,000          1,500
Van Kampen Trust for Insured Municipals                         25,000          1,500
Van Kampen Trust for Investment Grade Municipals                25,000          1,500
Van Kampen Trust for Investment Grade California Municipals     20,000          1,500
Van Kampen Trust for Investment Grade New York Municipals       20,000          1,500
Van Kampen Trust for Investment Grade Pennsylvania              20,000          1,500
 Municipals
Van Kampen Trust for Investment Grade Florida Municipals        20,000          1,500
Van Kampen Trust for Investment Grade New Jersey Municipals     20,000          1,500
Van Kampen Municipal Opportunity Trust                          25,000          1,500
Van Kampen Advantage Municipal Income Trust                     25,000          1,500
Van Kampen Advantage Pennsylvania Municipal Income Trust        20,000          1,500
Van Kampen Ohio Value Municipal Income Trust                    20,000          1,500
Van Kampen Massachusetts Value Municipal Income Trust           20,000          1,500
Van Kampen Strategic Sector Municipal Trust                     23,600          1,500
Van Kampen New York Value Municipal Income Trust                20,000          1,500
Van Kampen California Value Municipal Income Trust              20,000          1,500
Van Kampen Pennsylvania Value Municipal Income Trust            20,000          1,500
Van Kampen Value Municipal Income Trust                         25,000          1,500
Van Kampen Municipal Opportunity Trust II                       25,000          1,500
Van Kampen Advantage Municipal Income Trust II                  20,000          1,500
Van Kampen High Income Trust                                    35,000          1,500
Van Kampen High Income Trust II                                 35,000          1,500
Van Kampen Senior Income Trust                                  60,000              0
Van Kampen Bond Fund                                            23,750              0
Van Kampen Income Trust                                         20,500              0

                            [VAN KAMPEN FUNDS LOGO]

                                                                     VKCL 01
                                                                 VK-PS-01

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                                 VAN KAMPEN XXXXXXXXXX

                             JOINT MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Common Shares of VAN KAMPEN XXXXXXXXXX, a XXXXXXXXXX business trust (the "Fund"), hereby appoints Stephen
           L. Boyd, A. Thomas Smith III and Sara L. Badler and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments, Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 27, 2001 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Common Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.

                 1.   Authority to vote for the election as Class I Trustees, the                    FOR ALL
                      nominees named below:                                         FOR   WITHHOLD    EXCEPT
                                                                                    [ ]      [ ]       [ ]
                      David C. Arch and Howard J Kerr
                      TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                      CHECK "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE
                      LINE BELOW.
                      ------------------------------------------------------------

                      To transact such other business as may properly come before
                 2.   the Meeting.

           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 27, 2001.

                                                Date  , 2001

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                                 VAN KAMPEN XXXXXXXXXX

                             JOINT MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Common Shares of VAN KAMPEN XXXXXXXXXX, a Massachusetts business trust (the "Fund"), hereby appoints Stephen L. Boyd, A. Thomas Smith III and Sara L. Badler and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 27, 2001 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Common Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.

                 1.   Authority to vote for the election as a Class II Trustee,
                      the nominee named below:                                      FOR   WITHHOLD
                                                                                    [ ]      [ ]
                      Wayne W. Whalen
                 2.   To transact such other business as may properly come before the Meeting.

           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 27, 2001.

                                                Date  , 2001

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                                 VAN KAMPEN XXXXXXXXX

                             JOINT MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Common Shares of VAN KAMPEN XXXXXXXXX, a Pennsylvania trust (the "Fund"), hereby appoints Stephen L. Boyd, A. Thomas Smith III and Sara L. Badler and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 27, 2001 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Common Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.

                 1.   Authority to vote for the election as a Class II Trustee,
                      the nominee named below:                                      FOR   WITHHOLD
                                                                                    [ ]      [ ]
                      Wayne W. Whalen
                 2.   To transact such other business as may properly come before the Meeting.

           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 27, 2001.

                                                Date  , 2001

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                                 VAN KAMPEN XXXXXXXXX

                             JOINT MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Preferred Shares of VAN KAMPEN XXXXXXXXX, a Massachusetts business trust (the "Fund"), hereby appoints Stephen L. Boyd, A. Thomas Smith III and Sara L. Badler and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 27, 2001 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Common Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.

                 1.   Authority to vote for the election as a Class II Trustee,
                      the nominee named below:                                      FOR   WITHHOLD
                                                                                    [ ]      [ ]
                      Rod Dammeyer
                 2.   To transact such other business as may properly come before the Meeting.

           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 27, 2001.

                                                Date  , 2001

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                                 VAN KAMPEN XXXXXXXXX

                             JOINT MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Preferred Shares of VAN KAMPEN XXXXXXXXX, a Pennsylvania trust (the "Fund"), hereby appoints Stephen L. Boyd, A. Thomas Smith III and Sara L. Badler and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 27, 2001 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Common Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.

                 1.   Authority to vote for the election as a Class II Trustee,
                      the nominee named below:                                      FOR   WITHHOLD
                                                                                    [ ]      [ ]
                      Rod Dammeyer

                 2. To transact such other business as may properly come before the Meeting.

           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 27, 2001.

                                                Date  , 2001

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                                 VAN KAMPEN XXXXXXXXX

                             JOINT MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Common Shares of VAN KAMPEN XXXXXXXXX, a Massachusetts business trust (the "Fund"), hereby appoints Stephen L. Boyd, A. Thomas Smith III and Sara L. Badler and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 27, 2001 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Common Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.

                 1.   Authority to vote for the election as Class III Trustees,                      FOR ALL
                      the nominees named below:                                     FOR   WITHHOLD    EXCEPT
                                                                                    [ ]      [ ]       [ ]
                      Richard F. Powers, III and Hugo F. Sonnenschein
                      TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                      CHECK "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE
                      LINE BELOW.
                      ------------------------------------------------------------

                      To transact such other business as may properly come before
                 2.   the Meeting.

           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 27, 2001.

                                                Date  , 2001

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                                 VAN KAMPEN XXXXXXXXXX

                             JOINT MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Common Shares of VAN KAMPEN XXXXXXXXXX, a Pennsylvania trust (the "Fund"), hereby appoints Stephen L. Boyd, A. Thomas Smith III and Sara L. Badler and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments, Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 27, 2001 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Common Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.

                 1.   Authority to vote for the election as Class III Trustees,                      FOR ALL
                      the nominees named below:                                     FOR   WITHHOLD    EXCEPT
                                                                                    [ ]      [ ]       [ ]
                      Richard F. Powers, III and Hugo F. Sonnenschein
                      TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                      CHECK "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE
                      LINE BELOW.
                      ------------------------------------------------------------

                      To transact such other business as may properly come before
                 2.   the Meeting.

           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 27, 2001.

                                                Date  , 2001

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                                 VAN KAMPEN XXXXXXXXXX

                             JOINT MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Preferred Shares of VAN KAMPEN XXXXXXXXXX, a Massachusetts business trust (the "Fund"), hereby appoints Stephen L. Boyd, A. Thomas Smith III and Sara L. Badler and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments, Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 27, 2001 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Common Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.

                 1.   Authority to vote for the election as a Class III Trustee,
                      the nominee named below:                                      FOR   WITHHOLD
                                                                                    [ ]      [ ]
                      Theodore A. Myers
                 2.   To transact such other business as may properly come before the Meeting.

           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 27, 2001.

                                                Date  , 2001

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                                 VAN KAMPEN XXXXXXXXXX

                             JOINT MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Preferred Shares of VAN KAMPEN XXXXXXXXXX, a Pennsylvania trust (the "Fund"), hereby appoints Stephen L. Boyd, A. Thomas Smith III and Sara L. Badler and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments, Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 27, 2001 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Common Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.

                 1.   Authority to vote for the election as a Class III Trustee,
                      the nominee named below:                                      FOR   WITHHOLD
                                                                                    [ ]      [ ]
                      Theodore A. Myers

                 2. To transact such other business as may properly come before the Meeting.

           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 27, 2001.

                                                Date  , 2001

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                            VAN KAMPEN SENIOR INCOME TRUST

                         JOINT SPECIAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Common Shares of VAN KAMPEN SENIOR INCOME TRUST, a Massachusetts business trust (the "Fund"), hereby appoints Stephen L. Boyd, A. Thomas Smith III and Sara L. Badler and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 27, 2001 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all common shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.     No. of Shares    Class of Shares    Proxy No.

                 1.   Authority to vote for the election as Class III Trustees,                     FOR ALL
                      the nominees named below:                                     FOR   WITHHOLD   EXCEPT
                      Richard F. Powers, III, Hugo F. Sonnenschein and Theodore A.  [ ]     [ ]       [ ]
                      Myers

                      TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                      CHECK "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE
                      LINE BELOW.
                      ------------------------------------------------------------
                 2.   To transact such other business as may properly come before the Meeting.

           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 27, 2001.

                                                Date  , 2001

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                                 VAN KAMPEN BOND FUND

                         JOINT SPECIAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Common Shares of VAN KAMPEN BOND FUND, a Delaware business trust (the "Fund"), hereby appoints Stephen
           L. Boyd, A. Thomas Smith III and Sara L. Badler and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 27, 2001 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all common shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.     No. of Shares    Class of Shares    Proxy No.

                 1.   Authority to vote for the election as Class III Trustees,                     FOR ALL
                      the nominees named below:                                     FOR   WITHHOLD   EXCEPT
                      Richard F. Powers, III, Hugo F. Sonnenschein and Theodore A.  [ ]     [ ]       [ ]
                      Myers

                      TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                      CHECK "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE
                      LINE BELOW.
                      ------------------------------------------------------------
                 2.   To transact such other business as may properly come before the Meeting.

           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 27, 2001.

                                                Date  , 2001

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.